POWER OF ATTORNEY


             Know all men by these
presents that the undersigned hereby
constitutes and appoints each of Earl
Doppelt and Jeanne Barlow his true and
lawful attorneys-in-fact with full powers of substitution and revocation, for and in his name to do the following in respect of Walter Energy, Inc.:

(1)       execute and deliver Forms 3, 4
and 5 (and amendments thereto) in
accordance with Section 16(a) of the
Securities Exchange Act of 1934 and the
rules thereunder;

(2)       do and perform any and all acts
for and on behalf of the undersigned
which may be necessary or desirable to
complete execution of any such Form 3, 4 or 5 (and amendments thereto) and the timely filing of any such form with the United States Securities and Exchange
Commission, the national securities
exchanges, and any other authority; and

(3)      take any other action of any
type whatsoever in connection with the
foregoing which, in the opinion of such
attorney-in-fact, may be of benefit to,
in the best interest of, or legally
required by the undersigned, it being
understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form as such attorney-in-fact may approve in his discretion.

	The undersigned hereby grants to
each attorney-in-fact full power and
authority to do and perform each and
every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such attorney-in-fact might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact, or his substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. Except for the matters set forth above, the undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 16 of the Securities
Exchange Act of 1934.

	This Power of Attorney shall remain
in full force and effect until the
undersigned is no longer required to file
Forms 4 or 5 with respect to Walter
Energy, Inc. unless earlier revoked by
the undersigned in a signed writing
delivered to the foregoing attorneys-in-fact.

/s/ Robert Kerley
Signature

Robert Kerley

Print Name

07/13/12
Date